                                                                    EXHIBIT 10.5

                                                    [LOGO OF COMMUNITY NETWORKS]

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Existing Lease Abstract

Building:                     37-18 Northern Blvd.

Lease Date:                   March 19,1999

Landlord:                     Standard Motor Products

Tenant:                       Community Networks

Premises:                     Portion of the 2nd floor (Westerly half of floor)

Rentable Area:                Approximately 21,112 RSF

Lease Term:                   Ten years and four months

Lease Commencement:           March 19, 1999

Lease Expiration:             July 18, 2009

Rent Commencement:            July 19,1999

Base Rent:                    Year 1: $102,000.00 / year
                              Year 2: $102,000.00 / year
                              Year 3: $144,500.00 / year
                              Year 4: $148,835.00 / year
                              Year 5: $153,300.05 / year
                              Year 6: $157,899.05 / year
                              Year 7: $162,635.02 / year
                              Year 8: $167,516.72 / year
                              Year 9: $172,542.22 / year
                              Year 10: $177,718.49 / year

Electricity:                  $1500 per month, subject to survey

Real Estate Taxes:            Tenant shall pay their proportionate share of a
                              direct pass-through of actual Real Estate Tax increases over and above a 1998/1999 fiscal year.

Operating Expense:            Tenant shall pay their proportionate share of a
                              direct pass-through of actual operating expense increases in excess of the 1999 calendar year.

Use: Telecommunications services, telephone switching stations, general, executive and sales offices and uses incidental hereto.


Sublet/Assignment:            Tenant may sublet all or a portion of the premises
                              or assign the lease with prior written consent of owner, which may not be unreasonably withheld or delayed.

Termination Option(s):        N/A

Expansion Option(s):          N/A

                                                                           Equis
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09/01/99

                                                    [LOGO OF COMMUNITY NETWORKS]

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Security Deposit:             $125,000, to be reduced annually by $15,000 each
                              year until the deposit reaches $36,000.

Right of First Refusal:        N/A

Renewal Option(s):            Tenant shall have two consecutive five (5) year
                              renewal options.

                                                                           Equis
--------------------------------------------------------------------------------
09/01/99

                   INSERTS TO STANDARD FORM OF OFFICE LEASE
                             (REB OF NY FORM 2/94)
                                    between
                    STANDARD MOTOR PRODUCTS, INC. ("Owner")
                                      and
                      COMMUNITY NETWORKS, INC. ("Tenant")
               for a portion of the 2nd Floor in the Building at
             37-18 Northern Boulevard, Long Island City, New York
                  ("demised premises" or "Demised Premises")

================================================================================

     1. approximately ten (10) years and four (4) months to commence on the date on which Owner notifies Tenant that it has delivered vacant possession of the Demised Premises to Tenant free of all tenants and other occupants and with all of Owner's Work (hereinafter defined) substantially completed (the "Commencement Date") and to end on the last day of the month in which the tenth (10th) anniversary of the Rent Commencement Date (hereinafter defined) occurs,

     2. telecommunications services, telephone switching stations, general, executive and sales offices and uses incidental thereto

Article 3
---------

     3.   , which consent shall not be unreasonably withheld or delayed.

     3A. Tenant may make non-structural alterations which do not effect Building facilities and which cost in the aggregate less than $50,000 without the prior consent of Owner but only upon giving notice to Owner. Owner agrees that with respect to Tenant's initial alterations Owner shall notify Tenant of its consent or that it is not consenting within ten (10) days of actual receipt of Tenant's plans and specifications.

     4.   reasonably

     4A. With respect to any installations which require the prior consent of Owner, Tenant may request that Owner make a determination at that time whether Owner will require that said installation be removed upon expiration or earlier termination of the Lease.

     4B.  reasonable

Article 4
---------

     5. , provided that Owner agrees that during the exercise of any right of entry or making any repairs, replacements or improvements or performing any work in the Demised Premises under any of the provisions of this Lease, Owner shall use reasonable efforts (but shall not be required to do any word on an overtime basis) under the circumstances, to minimize interference with the conduct of Tenant's business and its use of the Demised Premises.

     6. Notwithstanding anything to the contrary, Tenant shall not be responsible for any damage or injury to the demised premises or the Building caused by or resulting from the negligence or willful misconduct of Owner, its agents, employees or servants or by the breach of or failure to perform any covenants, obligations or agreements of Owner, its agents, employees or servants under this Lease.

Article 6
---------

     7. Owner represents to Tenant that the floor load per square foot area of the demised premises is 120 pounds per square foot.

     8. Notwithstanding anything to the contrary contained in this Lease, Owner shall be responsible, at Owner's expense, to comply with any legal requirements relating to the physical condition of all parts of the Demised Premises if there is a change in the applicable legal requirements and the changed legal requirements apply to all real estate generally and not just to the specific manner of use of the Demised Premises by Tenant, and Owner shall be responsible, at Owner's expense, for compliance with any governmental law, order, regulation or requirement relating to the removal, encapsulation, or other treatment of any asbestos containing materials or hazardous materials located within or about the Demised Premises, and for the removal of any asbestos or asbestos containing materials or other hazardous materials within or about the Demised Premises, unless the presence of any such asbestos or hazardous materials was caused by Tenant.

Article 9
---------

     8A.  not

Article 13
----------

     9.   upon at least forty-eight (48) hours notice--

     10. Notwithstanding anything to the contrary contained in this Lease, Tenant and its employees shall have access to the Demised Premises 24 hours per day, seven days a week.

Article 14
----------

     11. to the extent such vault is use by Tenant. Notwithstanding anything to the contrary contained in this Lease, Tenant shall be entitled to trench outside the Building, at Tenant's expense, to access area fiber optic hook-ups. Tenant agrees to indemnify Owner for any costs on expenses incurred by Owner on account of the above Tenant work.

Article 15
----------

     11A. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no obligations to cure violations that are of record as of the Commencement Date, if any, which shall be the responsibility of Owner at its sole cost and expense.

Article 17
----------

     12.  twenty (20)

     13.  business

     14. and such default shall continue for more than five (5) days after notice thereof has been given to Tenant,

     15.  further

Article 18
----------

     16.  beyond the applicable notice and cure period,

     17.  reasonable

Article 24
----------

     18. Notwithstanding anything to the contrary contained in this Lease, if Owner does not deliver vacant possession of the Demised Premises to Tenant with all of Owner's Work substantially completed on or before May 1, 1999, Tenant, at its option, may terminate this Lease upon thirty (30) days notice to Owner, in which event this Lease shall terminate unless Owner delivers vacant possession of the demised premises to Tenant with all of Owner's Work substantially completed within said thirty (30) day period.

Article 25
----------

     19.  or Tenant

     20.  or payment by Tenant

     21.  or Tenant, as the case may be,

     22.  the party to be charged with such waiver

Article 27
----------

     22A. the obligations of Owner and Tenant to

     22B. Owner and

     22C. or Tenant

     22D. or Tenant

Article 28
----------

     23. Whenever a provision is made under this Lease for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either by hand delivery against written receipt, or nationally recognized overnight courier providing for written evidence of delivery, or sent by United States certified mail, return receipt requested, postage prepaid, addressed at the addresses set forth below or at such other address as either party may advise the other from time to time: Notices given by certified mail shall be deemed given three (3) business days after deposit in the United States mail as aforesaid; notices given by hand delivery or overnight courier shall be deemed given upon receipt (or refusal of receipt) during regular business hours.

          If to Tenant:

          Community Networks, Inc.
          45-18 Court Square, Suite 403
          Long Island City, New York 11101
          Attention:  Mr. Scott Matukas

          with a duplicate copy to:

          Littman Krooks Roth & Ball P.C.
          655 Third Avenue, 20th Floor
          New York, New York 10017-5617
          Attention:  Stuart S. Ball, Esq.

          If to Owner:

          Standard Motor Products, Inc.
          37-18 Northern Boulevard
          Long Island City, New York 11101
          Attention: Michael Paulus
                     ------------------

Article 33
----------

     23A. All Rules and Regulations set forth herein shall be applied to all tenants of the Building in a non-discriminatory manner. In the event of a conflict between the terms of this Lease and the Rules and Regulations, the terms of the Lease shall govern.

Article 34
----------

     24.  beyond the applicable notice and cure period

     25. the Security Deposit shall be maintained in an interest bearing account and all interest shall accrue and be added to and become a part of the Security Deposit less a 1% per annum administrative fee to Owner.

Article 35
----------

     26.  twenty (20)

     27.  , to Tenant's actual knowledge

                                            STANDARD MOTOR PRODUCTS, INC.


                                            By: /s/ David Kerner
                                                -------------------------
                                                Name: DAVID KERNER
                                                Title: TREASURER


                                            COMMUNITY NETWORKS, INC.


                                            By: /s/ Scott M. Matukas
                                                --------------------------
                                                Name: Scott M. Matukas
                                                Title: VP - HR & Admin

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED March 19, 1999, BETWEEN STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


     37.  Rental Payments:
          ---------------

          37.1 Supplementing the second unnumbered paragraph of this Lease, Tenant shall pay to Owner the base annual rent (the "Base Rent") for the demised premises as set forth below and additional rent for the demised premises as herein set forth. Additional rent shall consist of all other sums of money as shall become due and payable by Tenant to Owner pursuant to the terms of this Lease, for default in payment of which Owner shall have the same remedies as a default in the payment of Base Rent. Tenant shall pay to Owner Base Rent as follows:

          (a) One Hundred Two Thousand and 00/100 Dollars ($102,000) per annum ($8,500 per month) for the period commencing on the Rent Commencement Date (hereinafter defined) and continuing thereafter until the second anniversary of the Rent Commencement Date;

          (b) One Hundred Forty Four Thousand Five Hundred and 00/100 Dollars ($144,500.00) per annum ($12,041.67 per month) for the period commencing on the day after the second anniversary of the Rent Commencement Date and continuing thereafter until the third anniversary of the Rent Commencement Date;

          (c) One Hundred Forty Eight Thousand Eight Hundred Thirty Five and 00/100 Dollars ($148,835.00) per annum ($12,402.92 per month) for the period commencing on the day after the third anniversary of the Rent Commencement Date and continuing thereafter until the fourth anniversary of the Rent Commencement Date;

          (d) One Hundred Fifty Three Thousand Three Hundred and 05/100 Dollars ($153,300.05) per annum ($12,775.00 per month) for the period commencing on the day after the fourth anniversary of the Rent Commencement Date and continuing thereafter until the fifth anniversary of the Rent Commencement Date;

          (e) One Hundred Fifty Seven Thousand Eight Hundred Ninety Nine and 05/100 Dollars ($157,899.05) per annum ($13,158.25 per month) for the period commencing on the day after the fifth anniversary of the Rent Commencement Date and continuing thereafter until the sixth anniversary of the Rent Commencement Date;

          (f) One Hundred Sixty Two Thousand Six Hundred Thirty Six and 02/100 Dollars ($162,635.02) per annum ($13,553.00 per month) for the period commencing on the day after the sixth anniversary of the Rent Commencement Date and continuing thereafter until the seventh anniversary of the Rent Commencement Date;

          (g) One Hundred Sixty Seven Thousand Five Hundred Sixteen and 72/100 Dollars ($167,516.72) per annum ($13,959.73 per month) for the period commencing on the day after the seventh anniversary of the Rent Commencement Date and continuing thereafter until the eighth anniversary of the Rent Commencement Date;

          (h) One Hundred Seventy Two Thousand Five Hundred Forty Two and 22/100 Dollars ($172,542.22) per annum ($14,378.52 per month) for the period commencing on the day after the eighth anniversary of the Rent Commencement Date and continuing thereafter until the ninth anniversary of the Rent Commencement Date; and

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED        , 1999, BETWEEN STANDARD
MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK

           (i) One Hundred Seventy Seven Thousand Seven Hundred Eighteen and 49/100 Dollars ($177,718.49) per annum ($14,809.87 per month) for the period commencing on the day after the ninth anniversary of the Rent Commencement Date and continuing thereafter until the tenth anniversary of the Rent Commencement Date.

           Tenant shall be entitled to an abatement of the monthly Base Rent during the four month period commencing on the Commencement Date and ending four months thereafter ("Abatement Period"), provided that Tenant shall not be in default beyond applicable notice and cure period under any term or condition of this Lease either at the commencement of the Abatement Period or at any time during the Abatement Period. If Tenant shall be in default beyond applicable notice and cure period under any term or condition of this Lease at any time during the Abatement Period, such Abatement Period shall terminate as of the date of such default beyond applicable notice and cure period. The day after the last day of the Abatement Period shall be deemed to be the Rent Commencement Date.

     37.2 Rent shall be calculated on a per diem basis for any partial calendar month.

     38.   Electric Current:
           ----------------

     38.1  (a)    As of the date of this Lease, the monthly electricity fee
     ("MEF") is $1,500.00 per month, which amount has been based upon Tenant's projected electricity costs taking into account Tenant's use of the Premises as a telecommunications services provider with telephone switching stations in the Premises. Within ninety (90) days after Tenant has commenced the operation of its business at the Premises, Owner, at its cost sole and expense, shall cause a survey to be made by a reputable independent electrical engineer or consultant selected by Owner ("Survey") to determine Tenant's actual electrical usage and demand requirements. After such Survey has been made, Owner shall deliver a copy thereof to tenant and the MEF shall be retroactively adjusted to reflect the actual cost incurred by Owner in connection with Tenant's electrical usage at the Premises, and if such actual cost is more than the initial MEF, Tenant shall pay the difference to Owner, and if such actual cost is less than the initial MEF, Owner shall pay the difference to Tenant.

           (b) In the event Tenant shall disagree with the Survey, Tenant shall so notify Owner within thirty (30) days after receiving such Survey, setting forth in reasonable detail the items of the Survey that tenant disputes. If within thirty (30) days from Tenant's notice to Owner that it disputes the Survey, Owner and Tenant have not resolved the dispute, Tenant, at the expense of Tenant, may select and retain a different independent reputable engineer, reasonably acceptable to Owner, to make its own electrical Survey (hereinafter called "Tenant's Survey") of the Premises. Tenant shall send Tenant's Survey to Owner and to the engineer who made Owner's Survey. In the event that within thirty (30) days from said receipt of tenant's Survey, Owner and tenant still have not settled the dispute, then the adjusted MEF shall be determined by a third (3rd) engineer or expert selected by the two (2) initial engineers. If the adjusted MEF shall be determined by the third engineer or expert, the fee of such third engineer or expert shall be paid by whichever of Owner of Tenant whose Survey is more at variance with the determination of such third engineer or expert. If, however, the parties settle or compromise the dispute, the fee of any such third engineer or expert shall be equally divided between the parties. In the event of any such dispute, tenant agrees to pay to Owner the adjusted MEF based on Owner's Survey as if no dispute existed, but if Owner and tenant subsequently agree to a lesser amount, or if the above mentioned third engineer or expert determines that a lesser amount is due, then Owner shall thereafter promptly reimburse tenant to the extent of any overpayments, retroactive to the commencement date.

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED        , 1999, BETWEEN STANDARD
MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


           (c) Notwithstanding anything to the contrary contained in this Lease, it is the intention of the parties hereto, and the aforementioned engineer(s) shall take same into account when conducting any Survey, that no profit whatsoever shall be made by Owner in connection with electricity charges to Tenant, and Tenant shall be entitled to the benefit of any and all reductions, abatements and/or discounts received by Owner.

           (d) In the event that the cost of electric current shall increase or decrease or Tenant's use of electric current materially increases or decreases at any time during the term hereof, both Owner and Tenant agree to make a corresponding adjustment to the monthly fee charged to Tenant for the use of such electric current. In the event that bills hereunder are not paid within twenty (20) days after the same are rendered, Owner may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this Lease and without Owner or Owner's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. Tenant shall permit the Meter Reading Firm to have access to the demised premises from time to time during normal business hours.

           38.2 Owner, at Owner's sole cost and expense, shall be responsible for any repair, maintenance and replacement of any electric meter, panel board and all wires, wiring, feeders and risers serving the demised premises. Tenant shall not make or perform, or permit the making or performance of, any alterations to wiring installations or other electrical facilities in or serving the demised premises or any additions to the business machines, office equipment or other appliances (other than typewriters and similar low energy consuming office machines) in the demised premises which utilize electrical energy, without the prior consent of Owner in each instance, which consent shall not be unreasonably withheld or delayed.

           38.3 Tenant covenants that Tenant's use and consumption of electric current shall not at any time exceed the capacity of any of the electrical facilities and installations in or otherwise serving or being used in the demised premises. Owner represents that it will provide 400 amps of electric power to the demised premises. ln order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the electrical facilities and installations of the Building, Tenant shall, upon the submission by Owner to Tenant of written notice, promptly cease the use of any of Tenant's Electrical Facilities which Owner reasonably believes will cause Tenant to violate the preceding sentence of this Paragraph 38.3.

           38.4 Owner shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur as a result of an interruption in the supply of electric current to the demised premises or a change in the quantity or character of such current.

           38.5 Tenant shall furnish and install, at Tenant's sole cost and expense, all original and replacement lighting tubes, lamps, bulbs, fixtures and ballasts as Tenant may require in the demised premises. Owner shall leave for Tenant's use, all replacement lighting tubes, lamps, bulbs, fixtures and ballasts presently existing in the demised premises.

     39.   Real Estate Tax Escalation:
           --------------------------

           39.1   Definitions: For the purposes of this Article 39:

                  39.1.1 "Taxes" shall mean the aggregate of the following items assessed, levied, confirmed or imposed at any time by any taxing or other authority, on, against, or in respect of, or which may be or become a lien upon, the Building and/or the land upon which the Building is located: (a) real estate taxes; (b) assessments (including, without limitation, assessments for public improvements or benefits, whether or not commenced or

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED        , 1999, BETWEEN STANDARD
MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


completed during the term of this Lease); (c) water charges; (d) sewer rents;
(e) vault taxes; (f) any other tax, levy, impost, charge or assessment, however designated; and (g) any tax, levy, impost, charge or assessment, however designated, general, special, ordinary or extraordinary, foreseen or unforeseen, levied, assessed or imposed by any taxing or other authority, against or with respect to such land and/or Building, the occupancy thereof, or the rents or profits therefrom or the collection thereof, to the extent that the same shall be in substitution of or in lieu of all or any portion of any item set forth herein, or in lieu of any addition or increase in any item or any portion thereof set forth herein. Notwithstanding the foregoing, Real Estate Taxes shall not include (a) any inheritance, estate, succession, transfer, gift, franchise or capital stock tax; (b) any income taxes arising out of or related to ownership and operation of income-producing real estate; (c) any excise taxes imposed upon Owner based upon gross or net rentals or other income received by it; or (d) assessments for improvements completed prior to the Commencement Date.

                  39.1.2 "Base Tax Year" shall mean the fiscal year commencing July 1, 1998 and ending June 30, 1999.

                  39.1.3 "Base Tax" shall mean the amount of Taxes, as finally determined, payable by Owner for the Base Tax Year.

                  39.1.4 "Tax Year" shall mean each twelve (12) month period falling wholly or partly within the term of this Lease and commencing on the first day next succeeding the Base Tax Year or any anniversary of said date.

                  39.1.5 "Tenant's Proportionate Share" shall mean, and the parties hereto agree that the same shall be, five and sixty-five hundredths percent (5.65%).

           39.2 If the Taxes for any Tax Year shall be greater than the Base Tax (the amount of such excess being hereinafter referred to as the "Tax Excess"), Tenant shall pay Owner as additional rent for such Tax Year, in addition to any other additional rent required under this Lease, commencing on the later of(a) July 1, 1999, or (b) the Rent Commencement Date, an amount equal to Tenant's Proportionate Share of such Tax Excess (such amount of additional rent being hereinafter referred to as the "Tax Payment"). The Tax Payment shall be prorated, if necessary, for the first and final Tax Years. Tenant shall pay the Tax Payment based on the Taxes (which, to the extent necessary, may be estimated by Owner in its sole discretion) as initially assessed, levied or imposed, subject to an adjustment, if any.

           39.3 Before or after the beginning of each Tax Year, Owner shall submit to Tenant a written statement (hereinafter referred to as the "Tax Statement") with respect to such Tax Year, which Tax Statement shall set forth the following: (a) the Tax Year covered by the Tax Statement; (b) the Base Tax;
(c) the Taxes (which, to the extent necessary, may be estimated by Owner in its sole discretion) for the Tax Year covered by the Tax Statement; (d) the Tax Excess; and (e) a computation of Tenant's Proportionate Share of the Tax Excess (the Tax Payment) for the Tax Year covered by the Tax Statement and the amount of the equal monthly installments thereof.

           39.4 After Owner has submitted to Tenant the Tax Statement with respect to any Tax Year, Tenant shall pay Owner, as additional rent for such Tax Year, the Tax Payment shown on such Tax Statement as due Owner for such Tax Year, in equal monthly installments, in advance, on the first day of each and every month, together with the monthly installments of fixed rent, commencing with the installment of fixed rent next due after the date of submission of such Tax Statement but not prior to the Rent Commencement Date. Each installment of such Tax Payment due shall be in an amount equal to one-twelfth (1/12th) of such Tax Payment.

           39.5 If a Tax Statement showing a Tax Payment due Owner for any Tax Year is submitted by Owner to Tenant after the commencement of the Tax Year in respect of which such Tax Statement is rendered, and after the time when one or more installments thereof

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED ___, 1999, BETWEEN STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


would have otherwise been due and payable had such Tax Statement been submitted to Tenant at or prior to the commencement of such Tax Year, Tenant shall pay Owner, as additional rent, within twenty (20) days after the submission of such Tax Statement, an amount equal to the total of all the monthly installments that are unpaid and due for the period elapsed prior to the first day of the month next succeeding the month during which such Tax Statement is submitted. Such amount due shall be equal to the product obtained by multiplying the Tax Payment due for such Tax Year by a fraction, the denominator of which shall be twelve
(12), and the numerator of which shall be the number of months of such Tax Year elapsed prior to the first day of the month next succeeding the month during which such Tax Statement is submitted. Appropriate credit, if any, against such amount due shall be given in accordance with the provisions of Paragraph 39.6 hereof.

          39.6 Until submission by Owner to Tenant of the Tax Statement for the second and each subsequent Tax Year, Tenant shall continue to pay Owner, as additional rent, on the first day of each and every month of the then current Tax Year until the first day of the month next succeeding the month during which such Tax Statement is submitted, the monthly installment of the Tax Payment for the Tax Year immediately preceding such current Tax Year. The total amount of such monthly payments paid during such current Tax Year shall be credited towards the Tax Payment due Owner for such current Tax Year or towards the amount due Owner pursuant to the provisions of Paragraph 39.5 hereof, and appropriate adjustment, as of the end of the month during which such Tax Statement is submitted, shall be made between Owner and Tenant.

          39.7 If during the term of this Lease, the Taxes (or any portion thereof) for any Tax Year shall be payable, in full or in quarterly or other installments, on any date or dates other than as required on the date hereof, the Tax Payment due Owner hereunder for such Tax Year shall be due and payable in full within twenty (20) days after the submission by Owner to Tenant of a statement therefor.

          39.8 If the Base Tax is reduced as a result of a final determination of any appropriate proceeding, settlement or otherwise, then the Base Tax, as finally determined, shall be regarded as the Base Tax, and the Tax Payment theretofore paid or payable by Tenant hereunder with respect to any Tax Year shall be adjusted on the basis of such reduction. In such event, Tenant shall pay Owner, as additional rent, within ten (10) days after receipt of a written statement from Owner setting forth the amount and basis of such adjustment, any deficiency between the amount of such Tax Payment as theretofore computed and the amount thereof due as a result of such adjustment. If Owner shall receive a refund of Taxes for any Tax Year during which Tenant has paid a Tax Payment, as a result of a final determination of any proceeding, settlement or otherwise, then the proceeds of such refund, less reasonable attorneys' fees and all other fees, costs and expenses incurred in securing the same, shall be applied and allocated to the period for which such refund was obtained, and Owner shall either pay Tenant Tenant's Proportionate Share of such net amount allocated to said period or, at Owner's sole option, credit the amount thereof against any amount then or thereafter becoming due to Owner under the provisions of this Lease or otherwise. Tenant's Proportionate Share of such net amount shall be limited to the amount of additional rent paid by Tenant to Owner for such period pursuant to this Article 39 on the basis of the initial assessment prior to such reduction.

          39.9 Owner shall be under no obligation to contest the Taxes for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Owner in its sole discretion shall consider proper.

          39.10 If the first day of the term of this Lease is not the first day of a Tax Year, or if the final day of the term of this Lease is not the final day of a Tax Year, then the Tax Payment due as additional rent hereunder for such first or final Tax Year shall be equal to the product obtained by multiplying the Tax Payment for such Tax Year, calculated in accordance with the provisions of this section, by a fraction, the denominator of which shall be twelve (12), and the numerator of which shall be the number of months commencing in such first or final Tax Year. If a Tax Statement is submitted to Tenant at or after the expiration or termination of this

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED ___,1999, BETWEEN STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK

Lease, Tenant shall pay Owner the Tax Payment due within twenty (20) days after such submission.

     40. Owner's Work:
         ------------

          40.1 Owner shall, at Owner's sole cost and expense, in accordance with the plan attached hereto as Schedule B (the "Owner's Work"), perform Owner's Work. It is acknowledged that Owner and Tenant will both be performing work in the demised premises prior to the Commencement Date. Each party shall use its best efforts to avoid interfering with the performance by the other party of its work. As used herein, the terms "substantial completion" shall mean that Owner shall have substantially completed the work, subject only to punch list items which do not prevent Tenant's use of the demised premises for the conduct of Tenant's business without unreasonable interference.

          40.2 Owner may make minor changes to the plan attached hereto as Schedule B without the consent of Tenant, but only if required in order to obtain necessary governmental approvals to perform the work shown thereon and provided that none of such changes shall materially affect the use and operation of the Demised Premises for the conduct of Tenant's business.

          40.3 Tenant acknowledges that from time to time Owner may make alterations, additions, installations or improvements in or to the Building or any part thereof (whether or not Owner is required to make the same pursuant to this Lease or otherwise), and that such work may continue for some time. Tenant may suffer inconveniences and may possibly be deprived of full enjoyment of Building areas, facilities or services, due to noise, debris, blocking of such areas, temporary loss of facilities or services or for any other reason. In no such event shall Owner be liable to Tenant solely by reason of the making of any such alterations, additions, installations or improvements, or by reason of the manner thereof, nor shall Tenant be entitled to any abatement of rent in connection therewith, and the same shall not constitute an eviction, either actual or constructive. Owner shall endeavor to be diligent with respect to all such work and shall endeavor to the extent practical to perform such work, except in cases of emergency, at times and in such manner as will minimize any inconvenience to Tenant to the extent practical to perform such work, except in cases of emergency, at times and in such manner as will minimize any inconvenience to Tenant.

     41. "As-Is" Condition:
          ----------------

          Tenant has examined and inspected the demised premises, and except for Owner's Work agrees to accept said demised premises in their condition existing on the Commencement Date of the term hereof. Owner shall not be obligated to perform any work within the demised premises unless otherwise expressly provided herein. Owner warrants that as of the Commencement Date of this Lease the demised premises shall be free of any Hazardous Substances and to the best knowledge of Owner, the demised premises are in compliance with the Americans with Disability Act (as defined below).

     42.  Indemnity, Liability Insurance:
          ------------------------------

          42.1 Tenant shall indemnify and hold Owner and Owner's managing agent harmless from and against any and all claims by or on behalf of any person, firm or corporation, arising from any work or thing whatsoever done by or on behalf of Tenant in or about the demised premises, and shall indemnify and hold Owner and Owner's managing agent harmless from and against any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed or observed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, losses, injuries, expenses and liabilities, including, without limitation, reasonably attorneys' fees, resulting from any such claim or action or proceeding brought thereon; and in the event that any action or proceeding is brought against Owner or Owner's managing agent by reason of any such

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED ___, 1999, BETWEEN STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


claim, Tenant, upon notice from Owner, shall resist or defend, at Tenant's sole cost and expense, such action or proceeding by counsel satisfactory to Owner.

                42.1.1 Owner shall indemnify and hold Tenant harmless from and against any and all claims by or on behalf of any person, firm or corporation, arising from any work or thing whatsoever done by or on behalf of Owner in or about the Building and shall hold Tenant harmless from and against any and all claims arising from any breach or default on the part of Owner in the performance of any covenant or agreement on the part of Owner to be observed or performed pursuant to the terms of this Lease, or arising from any act or negligence of Owner or any of its agents, contractors, servants, employees or licensees, and from and against all costs, losses, injuries, expenses and liabilities, including, without limitation, reasonable attorneys' fees, resulting from any such claim or action or proceeding brought thereon; and in the event that any action or proceeding is brought against Tenant by reason of such claim, Owner, upon notice from Tenant, shall result or defend, at Owner's sole cost and expense, such action or proceeding with counsel satisfactory to Tenant.

          42.2 Tenant shall, at its sole cost and expense, provide on or before the Commencement Date of this Lease and keep in force at all times during the term of this Lease, for the benefit of Owner, Owner's managing agent and Tenant, a policy of commercial general liability insurance protecting Owner, Owner's managing agent and Tenant against any liability whatsoever occasioned by accident on or about the demised premises or any appurtenances thereto, and an endorsement to such policy whereby the insurer shall insure Tenant's indemnity obligation pursuant to Article 8 and Paragraph 42.1 hereof. Such policy shall be written by good and solvent United States insurance companies doing and licensed to do business in the State of New York and reasonably satisfactory to Owner, and the limits of liability thereunder shall not be less than the amount of One Million Dollars ($1,000,000) in respect of any one person, in the amount of Two Million Dollars ($2,000,000) in respect of any one accident, and in the amount of Two Million Dollars ($2,000,000) in respect of property damage. Prior to the Commencement Date of the term of this Lease, Tenant shall deliver to Owner a certificate evidencing such policy and endorsement. Such policy or certificate shall require the insurer to give at least thirty (30) days written notice to Owner prior to the cancellation, expiration or material modification thereof. Such insurance may be carried under a blanket policy covering the demised premises and other locations, if any, of Tenant, provided such blanket policy conforms in amounts and all other respects to the provisions of this Lease. Each insurance policy maintained by Tenant pursuant to this Article 42.2 shall expressly provide that no act or omission of Tenant shall affect the validity of such policy, its enforceability by Owner or Owner's managing agent, or the continued responsibility thereunder, as regards Owner and Owner's managing agent, of the insurer. Owner shall be named as an additional insured on each insurance policy.

          42.3 The provisions of this Article 42 shall be in addition to and not in limitation of the provisions of Article 8 hereof.

          42.4 Owner shall maintain during the term of this Lease, insurance against loss or damage by fire and such other risk and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to the Building for the full insurable value thereof. Tenant shall pay, as additional rent, its proportionate share of any increase in fire insurance premiums (excluding any increase which are the direct result of any acts or omissions of other tenants in the Building) applicable to the Building after December 31, 1999 over the cost thereof for the 1999 calendar year. Each such payment shall be made to Owner within twenty (20) days after demand by Owner thereof. Owner and Tenant agree that Tenant's proportionate share shall be five and sixty-five hundredths percent (5.65%). Owner shall maintain throughout the term of the Lease general liability insurance for the entire Building.

          42.5 This Lease shall contain a mutual waiver of subrogation for all insured losses.

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED         , 1999, BETWEEN
STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


     43. Tenant's Alterations:
         --------------------

          In accordance with the provisions of Article 3 hereof, Tenant shall not make, or permit the making of, any alterations, additions, installations or improvements in or to the Building or any part thereof except with the prior written consent of Owner. Owner acknowledges that Tenant may desire to make certain interior alterations, additions, installations and improvements in and to the demised premises (including the construction of offices, doors, interior windows, interior signs and any construction required under Article 38 hereof) and Owner agrees not to unreasonably withhold or delay its consent provided that such changes do not affect the structural integrity of or utility systems in the Building and do not materially or adversely affect the value of the demised premises. Tenant shall have the right to erect exterior signs subject to Owner's approval as to size, location and content, which approval shall not be unreasonably withheld. All alterations, additions, installations and improvements made pursuant to Article 3 hereof and this Article 43 shall be made
(a) at Tenant's sole cost and expense, (b) in accordance with the plans approved by Owner which approval shall not be unreasonably withheld or delayed and (c) at such times and in such manner as Owner may designate, and shall otherwise be made in accordance with the terms and conditions set forth in Article 3 hereof and this Article 43. All materials and equipment incorporated in the demised premises pursuant to Article 3 hereof and this Article 43 shall be new and of first quality and no such materials or equipment shall create a lien or encumbrance against the Property. In the event of a conflict between the provisions of this Section 43 and the provisions of Insert 3A to Section 3 of the Lease, Insert 3A shall govern.

     44.  Fuel:
          ----

          Tenant shall pay to Owner, as additional rent, Tenant's proportionate share of all fuel and heat-related costs which Owner shall actually incur with respect to the Building during the term of this Lease as set forth in this
Article 44. On the first day of each calendar month, Tenant shall pay to Owner an amount ("Tenant's Share") equal to one twelfth (1/12) of Tenant's proportionate share of increases in fuel and heat-related costs over the 1999 base year amount (which shall be an amount not less than $55,290.15) which will be incurred actually by Owner with respect to the Building as estimated by Owner in a statement delivered from time to time by Owner to Tenant. Commencing January 1, 2000, and after the end of each calendar year, Owner shall deliver to Tenant copies of all fuel and heat-related bills received by Owner in connection with the Building for such calendar year, together with a written statement reflecting Tenant's proportionate share thereof and the amount paid by Tenant toward Tenant's Share for such calendar year. Owner and Tenant agree that Tenant's proportionate share shall be five and sixty-five hundredths percent (5.65%). If Tenant's proportionate share of such actual costs shall exceed the amount paid by Tenant toward Tenant's Share for such calendar year, Tenant shall pay to Owner the amount of such excess within twenty (20) days after receipt of said statement. If said amount paid toward Tenant's Share shall exceed Tenant's proportionate share of such actual costs, Owner shall reimburse Tenant for the amount of said excess within twenty (20) days after submission of such statement or shall credit the amount of said excess to succeeding payments by Tenant of Tenant's Share.

     45.  Water and Sewer:
          ---------------

          Owner shall deliver to Tenant a copy of all water and sewer bills received by Owner for the Building. Within twenty (20) days after submission by Owner to Tenant of said bills, Tenant shall pay, as additional rent, its proportionate share of any increase in each water and sewer bill received by Owner over a 1999 base year. Owner and Tenant agree that the Tenant's proportionate share shall be five and sixty-five hundredths percent (5.65%).

     46.  Sprinklers:
          ----------

          Owner shall maintain a sprinkler system to protect the Building from the risks and hazards of fire. Owner shall deliver to Tenant a copy of the bills reflecting the actual sprinkler maintenance charges for the Building. Within twenty (20) days after submission by

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED         , 1999, BETWEEN
STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


Owner to Tenant of said bills, Tenant shall pay, as additional rent, its proportionate share of any increase in the sprinkler maintenance charges over a 1999 base year. Owner and Tenant agree that the Tenant's proportionate share shall be five and sixty-five hundredths percent (5.65%).

     47.  Parking:
          -------
          Owner shall provide Tenant with the exclusive use of six (6) automobile parking spaces available in the parking lot at the corner of 38th Street and 36th Avenue in Queens, New York. Said spaces shall be specifically designated as "reserved" for Tenant and used solely for passenger vehicles (but not for the storage thereof). Owner may at any time move said spaces to another area within said parking lot.

     48.  Intentionally Omitted

     49.  Limitation of Liability:
          -----------------------

          Whether Owner or any successor in interest be an individual, joint venture, tenancy in common, co-partnership, unincorporated association or other unincorporated aggregate of individuals or a corporation (all of which are referred to herein, individually and collectively, as the "Owner"), then, anything elsewhere to the contrary notwithstanding, if at any time Owner shall be or shall become liable to Tenant under the terms of this Lease or otherwise, such liability of Owner shall be limited to Owner's interest in the demised premises and no other property or assets of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's claims.

     50.  Saving Provision:
          ----------------

          If any provision of this Lease, or its application to any situation, shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than those as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     51.  Lease Not Binding Unless Executed:
          ---------------------------------

          Submission by Owner of this Lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Owner and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered by each party to the other.

     52.  Interest on Late Payments:
          -------------------------

          If Owner shall not have received any payment due Owner from Tenant under the provisions of this Lease, including, without limitation, any payment of fixed rent, additional rent or any portion, installment or adjustment thereof, then interest shall become due and owing to Owner on such payment from the date which is ten (10) days after when it was due, and the amount thereof shall constitute additional rent under the terms of this Lease and shall be collectible as such. The interest shall be computed at the rate of five percent (5%) per annum over the prime rate of The Chase Manhattan Bank, N.A., or its successor in interest, then in effect, but in no event shall such interest be computed at a rate in excess of the maximum legal rate of interest then chargeable to Tenant in the State of New York. The payment of interest as provided in this Article 52 shall be without prejudice, and in addition, to any of Owner's rights and remedies under this Lease or at law for the default by Tenant in fulfilling the covenant to pay fixed or additional rent beyond the applicable notice and cure period.

     53.  Intentionally Omitted

     54.  Intentionally Omitted

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED         , 1999, BETWEEN
STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


     55.  Security:
          --------

          55.1 Supplementing Article 34 hereof, Tenant shall deposit with Owner as a security deposit, upon the execution of this Lease, the sum of Sixty Two Thousand Five Hundred and 00/100 Dollars ($62,500.00) and upon the Rent Commencement Date an additional Sixty Two Thousand Five Hundred and 00/100 Dollars ($62,500.00) for a total security deposit of One Hundred Twenty Five Thousand and 00/100 Dollars ($125,000.00), to be paid and delivered to Owner. The deposit shall be reduced annually on the anniversary of the Commencement Date by $15,000.00 each year until the Security Deposit is reduced to $36,000.00.

          55.2 Said deposit shall be held by Owner, with interest, as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease by Tenant to be performed, observed and/or complied with hereunder. It is agreed that in the event Tenant defaults beyond the applicable notice and cure period in respect of any of the terms, covenants or conditions of this Lease, including, but not limited to, the payment of Base Rent, additional rent or any other sum or charge to be paid by Tenant hereunder Owner may (but shall not be required to) use, apply or retain the whole or any part of said deposit to the extent required for the payment of Base Rent, additional rent reserved hereunder or any other sum or charge to be paid by Tenant hereunder, or for any costs, expenses (including, but not limited to, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner) paid, incurred or suffered by Owner.

          55.3 Should all or any portion of said deposit be used, applied, retained or drawn by Owner, Tenant shall, upon the written demand by Owner, forthwith remit to Owner an amount in cash sufficient to restore said deposit to the then applicable amount. Tenant's failure to so restore within twenty (20) days after the date of the giving of such demand shall constitute a default under this Lease.

          55.4 In the event that Tenant shall fully and faithfully observe, perform and comply with all of its obligations hereunder, said deposit, together with all interest accrued thereon, shall be returned in full to Tenant after the date fixed as the date of the termination or expiration of this Lease by the terms, covenants and conditions hereof, and after delivery of entire possession of the demised premises to Owner in accordance with the terms of this Lease.

          55.5 Owner may deliver or assign its rights to and interest in said deposit to the purchaser or lessee of Owner's interest in the demised premises in the event such interest be sold, transferred, assigned, Leased or otherwise conveyed, and thereupon Owner shall be released and discharged from any further liability to Tenant or otherwise with respect to said deposit.

          55.6 In the event that Tenant desires that the Security Deposit be in the form of a letter of credit, Tenant may deliver to Owner a clean, unconditional and irrevocable letter of credit (the "Letter of Credit") in the amount of the then required Security Deposit, issued in favor of Owner by a bank reasonably acceptable to Owner. Tenant shall deliver a certificate of renewal or replacement Letter of Credit to Owner at least thirty (30) days prior to the expiration of the Letter of Credit then being held by Owner.

     56.  Assignment and Subletting:
          -------------------------

          Tenant may sublet all or a portion of the demised premises or assign this Lease with Owner's prior written consent which shall not be unreasonably withheld or delayed provided that:

          (a) Tenant shall furnish Owner with the name and business address of the proposed subtenant or assignee, a counterpart of the proposed subleasing or assignment

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED         , 1999, BETWEEN
STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


agreement, and reasonably satisfactory information with respect to the nature and character of the business of the proposed subtenant or assignee together with current financial information and references reasonably satisfactory to Owner.

          (b) In the reasonable judgment of the Owner the proposed subtenant or assignee is financially responsible with respect to its proposed obligations under the proposed agreement and is of a character and engaged in a business which is in keeping with the standards of the Building.

          (c) An executed duplicate original in a form reasonably satisfactory to Owner for review by Owner's counsel of such subleasing or assignment agreement shall be delivered to Owner at least thirty (30) days prior to the effective date thereof. In the event of any assignment, Tenant will deliver to Owner at least thirty (30) days prior to the effective date thereof an assumption agreement wherein the assignee agrees to assume all of the terms, covenants and conditions of this Lease to be performed by Tenant hereunder and which provides that Tenant named herein and such assignee shall, after the effective date of such assignment, be jointly and severally liable for the performance of all of the terms, covenants and conditions of this Lease.

          (d) Without limiting the terms upon which Tenant may assign or sublet, Tenant further agrees that it shall not at any time publicly advertise at a rental rate less than the fixed rent plus any additional rent then payable hereunder, for assignment or sublease of all or part of the demised premises (but listing of the Demised Premises with a broker shall not violate this section).

          (e) Tenant shall have no right to assign this Lease or sublet the same to any party who is dealing with or has dealt with Owner or Owner's agent with respect to space then still available for rent in the Building within the twelve (12) months immediately preceding Owner's receipt of Tenant's notice pursuant to Section (h) of this Article 56.

          (f) Tenant shall not be in default beyond the applicable notice and cure period with respect to its obligations under this Lease and shall have complied and shall comply with each of the provisions in this Article 56 and Owner shall not have made any election as provided in Section (h) of this
Article 56.

          (g) The consent by Owner to any assignment, subletting or occupancy shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or subletting.

          (h) If Tenant shall desire to assign this Lease or sublet the demised premises, Tenant shall send Owner written notice thereof at least ninety
(90) days prior to the intended date thereof, which notice shall contain the terms and conditions of any such proposed assignment or subletting. Provided that the assignee or subtenant's proposed use for the demised premises differs in any material way from the current use. Owner shall have the right within sixty (60) days after receipt of Tenant's notice to cancel this Lease with respect to the portion of the demised premises to be assigned or sublet, Owner shall notify Tenant in writing of such cancellation, in which event, such cancellation shall become effective upon the proposed date of such assignment or subletting and such date shall then be deemed to be the expiration of the term of this Lease with respect to the portion of the demised premises to be assigned or sublet subject to all the provisions hereof relating thereto and Tenant shall be responsible for all obligations and payments to be made by it accruing prior to such expiration date. Provided that the assignee or subtenant's proposed use for the demised premises differs in any material way from the current use, in the event Tenant proposes to assign or sublet seventy-five percent (75%) or more of the demised space, Owner shall have the right to cancel this Lease, in its entirety with respect to the demised premises in the manner set forth above.

          (i) If Tenant should sublet the entire demised premises for a rental in excess of the sum of fixed rent stipulated herein and additional rent arising hereunder, then

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED ___, 1999, BETWEEN STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


Tenant shall pay to Owner fifty (50%) of the excess amount actually paid to Tenant less "Transfer Expenses". "Transfer Expenses" shall mean (i) the reasonable out-of-pocket costs and expenses of Tenant in making such sublease such as brokers' fees, attorneys' fees and advertising fees, (ii) any fees paid to Owner pursuant to the terms of this Lease, (iii) the cost of improvements or alterations made by Tenant expressly for the purpose of preparing the Demised Premises for such subtenant, and (iv) the unamortized cost of any Tenant's property leased to and used by such subtenant. in determining Transfer Expenses, the costs set forth in clauses (i), (ii) and (iii) shall be amortized on a straight-line basis over the term of the sublease and the costs set forth in clause (iv) shall be amortized on a straight-line basis over the greater of (x) the longest useful life of such improvements, alterations or property (as permitted pursuant to the Internal Revenue Code of 1986, as amended) or (y) the term of the sublease.

          (j) Tenant hereby waives any claim against Owner for money damages which it may have based upon any assertion that Owner has unreasonably withheld or unreasonably delayed any consent to an assignment or subletting pursuant to this Article 56. Tenant agrees that its sole remedy shall be an action or proceeding to enforce such provision or for specific performance.

          (k) Tenant shall reimburse Owner within twenty (20) days after demand for any reasonable costs, fees and expenses that may be incurred by Owner in connection with such sublease or assignment, including but not limited to the cost of making investigations as to the acceptability of the proposed subtenant or assignee and reasonable legal costs incurred in connection with the granting of any requested consent.

          (l) No sublease or assignment shall be valid and no sublessee or assignee shall take possession of the demised premises or any part thereof, until an executed counterpart of such sublease or assignment has been delivered to Owner.

          (m) Each sublease and assignment shall provide that it is subject and subordinate to this Lease and to matters to which this Lease is or shall be subordinate, and shall further provide that in the event of termination, re-entry or dispossession by Owner under this Lease, Owner may, at its option take over all of the right, title and interest of Tenant, as sublessor or assignor under such sublease or assignment, and such subtenant or assignee shall, at Owner's option, attorn to Owner pursuant to the then executory provisions of such sublease or assignment except that Owner shall not (i) be liable for any previous act or omission of Tenant under such sublease or assignment (ii) be subject to any offset not expressly provided in such sublease or assignment which therefore accrued to such subtenant or assignee against Tenant or (iii) be bound by any previous modification of such sublease or assignment (unless previously consented to by Owner) or by any previous prepayment of more than one month's rent or equivalent assignment consideration.

          (n) In the case of all subleases and assignments under this Article 56, Tenant shall and will remain fully liable for the payment of the fixed rent and any additional rent due or to become due hereunder and for the performance of al the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of the Tenant to be performed and all acts and omissions of any subtenant or assignee or anyone claiming through or under any subtenant or assignee, which shall be in violation of any of the obligations of this Lease, shall be deemed to be a violation of Tenant.

          (o) For the purposes hereof, it is understood that a sale, transfer or other disposition by Tenant of control of Tenant by transfer of a majority of the shares of stock of Tenant shall be subject to Owner's consent, which consent shall not be unreasonably withheld or delayed.

          (p) Notwithstanding anything to the contrary contained in this Lease, Tenant may, upon ten (10) days written notice to Owner but without Owner's prior written consent, and without Owner having any right to terminate this Lease or share in any consideration or profit therefor, assign or transfer its entire interest in this Lease and the

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED         , 1999, BETWEEN
STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


leasehold estate hereby created, or sublease the entire demised premises, to a successor corporation of Tenant, which for the purposes of this Lease shall mean either (a) any corporation or other business entity which controls, is controlled by, or under common control with, Tenant (a "related corporation"), or (b) a corporation or other business entity into which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation the liabilities of the corporations or other business entities participating in such merger or consolidation, or (c) a corporation or other business entity acquiring substantially all of Tenant's assets located in the Demised Premises, or (d) any successor to a successor corporation becoming such by any of the methods described in subdivisions (a), (b) and (c) above; provided, however, that Tenant shall have no such right to assign or transfer to a successor corporation unless Tenant shall not be in default in the performance of any of its obligations under this Lease beyond the applicable notice and cure period and with respect to subdivision (c) above, as of the date of such transfer, the purchaser has the reasonable financial ability to perform its obligations with respect to this Lease and/or the Demised Premises. For the purposes hereof "control" shall be deemed to mean ownership of not less than fifty percent (50%) of all of the voting stock of such corporation, or not less than fifty percent (50%) of all of the legal and equitable interest in any other business entity, or the possession of the power, directly or indirectly, to direct or cause the direction of management and policy of a corporation or other business entity, whether through the ownership of voting securities, common directors or officers, the contractual right to manage the business affairs of such business entity, or otherwise. Notwithstanding anything to the contrary contained in this Lease (x) any sale or transfer of Tenant's capital stock through any public exchange, or redemption or issuance of additional stock of any class, shall not be deemed an assignment, subletting or any other transfer of this Lease or the Demised Premises and (y) any successor corporation may use the demised premises for any lawful use.

     57.  Survival of Obligations:
          -----------------------

          The following obligations of Owner and Tenant shall survive the expiration or earlier termination of this Lease: (i) Tenant's obligation to pay fixed and additional rent under this Lease and Owner's obligation to refund any excess payments of additional rent under this Lease (including but not limited to, said obligations of Owner and Tenant under Articles 37, 38, 39, 40, 43, 45, 46 and 47 hereof) and (ii) the obligations of Owner and Tenant pursuant to
Article 58 hereof.

     58.  Brokers:
          -------

          Owner and Tenant represent and warrant that it has dealt with no broker, finder, agent or any other person in connection with the negotiation or execution of this Lease or the showing or leasing of the demised premises other than Greiner-Maltz and Equis of New York, Inc. (collectively, the "Broker") and Owner and Tenant shall indemnify and hold the other harmless from and against any and all liability, cost or expense (including, without limitation, reasonable attorneys' fees) resulting from any claims of whatsoever nature of any broker, finder, agent or any other person claiming to have been involved in any manner whatsoever other than Greiner-Maltz and Equis of New York, Inc. in the leasing of the demised premises, in the execution of this Lease or in the negotiation thereof. Owner shall be responsible to pay the Broker pursuant to a separate agreement.

     59.  Environmental Compliance:
          ------------------------

          (a) (i) Tenant agrees to comply with all applicable environmental laws, rules and regulations ("Environmental Laws") regarding Tenant's use of the demised premises.

                (ii) Owner agrees to comply with all applicable Environmental Laws regarding Owner's use of the building.

RIDER ANNEXED TO AND FORMING PART OF LEASE DATED          1999, BETWEEN STANDARD
MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK



          (b) Tenant shall bear all costs and expenses incurred by Owner associated with any required compliance resulting solely and directly from (i) Tenant's use of the demised premises, (ii) the presence, use of storage of any Hazardous Substance (as defined below) on or under or in the demised premises, or the spill, discharge or release of any Hazardous Substance from the demised premises including, but not limited to, state agency fees, engineering fees, clean-up costs, filing fees, suretyship expenses and costs and expenses to third parties caused solely and directly by Tenant. The foregoing undertaking shall survive the termination or sooner expiration of this Lease and surrender of the demised premises and shall also survive sale, or lease or assignment of the demised premises by Owner. Tenant shall promptly provide Owner with copies of all correspondence, reports, notices, orders, findings, declarations and other materials relevant to Tenant's compliance with applicable Environmental Laws. Tenant hereby agrees to execute such documents Owner reasonably deems necessary and to make such applications as Owner reasonably requires to assure compliance with Environmental Laws, by Tenant.

          (c) Tenant shall not generate, store, manufacture, refine, transport, treat, dispose of, or otherwise permit to be present on or about the demised premises, any Hazardous Substances. As used herein, Hazardous Substances shall be defined as any "hazardous chemical", "hazardous substance" or similar term as defined in the Comprehensive Environmental Responsibility Compensation and Liability Act, as amended (43 U.S.C. 960J et seq.), any rules or regulations
                                              -- ---
promulgated thereunder, or in any other present or future applicable legal requirement dealing with environmental protection (except for commercial reasonable amounts of Hazardous Substances used for cleaning and other uses customary in commercial Buildings, with respect to which Tenant shall comply with all present or future applicable legal requirements dealing with environmental protection and all Environmental Laws).

          (d) Tenant and Owner shall defend, indemnify and hold harmless each other and each mortgagee of the demised premises from and against any and all claims, fines, penalties, liabilities, losses, damages, judgments, causes of action, costs and expenses (including reasonable attorneys' fees and expenses) which may be incurred by Tenant or Owner or any such mortgagee or threatened against Tenant or Owner or any such mortgagee, relating to or arising out of any breach by Tenant or Owner of their respective obligations hereunder of this
Article 59, which indemnification shall survive the expiration or sooner termination of this Lease.

          (e) Owner acknowledges that Tenant is installing a generator and fuel tank at the Building of which the demised premises forms a part and Tenant agrees to maintain same in compliance with the terms hereof.

     60. Tenant may at its own cost and expense access fiber optic cables to the demised premises. All work plans with respect to the access of fiber optic cables must be approved by Owner, such approval not to be unreasonably withheld, and Tenant shall be responsible for repairing any and all damage to the Building and the property upon which it is situated.

     61.  Renewal Option:
          --------------

          In the event Tenant is not in default beyond the applicable notice and cure period of any terms of this Lease, Tenant shall have an option to renew this Lease for two (2) consecutive additional five (5) year periods upon the condition that Tenant gives to Owner notice at least one hundred twenty (120) days prior to the expiration of the then existing initial term or renewal term of said Lease of its intention to renew; the amount of rent for said renewal periods shall be equal to the fair market rental value for the demised premises. In the event Owner and Tenant cannot agree on the fair market rental value then same shall be submitted to arbitration.

     RIDER ANNEXED TO AND FORMING PART OF LEASE DATED       , 1999, BETWEEN
     STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITy NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


          62. Fair Market Rent/Determination:
              ------------------------------

              For purposes of determining the Fair Market Rent, the following procedure shall apply:

              (i) Owner and Tenant shall each contemporaneously deliver to the other a written notice (each a "Rent Notice") on a date mutually agreed upon, but in no event later than one hundred twenty (120) days prior to the Expiration Date and, if no date is mutually agreed upon, then on the one hundred twentieth 9120th) day prior to the Expiration date, which Rent Notice shall set forth each of their respective determinations of the Fair Market Rent (Owner's determination of the Fair Market Rent is referred to as "Owner's Determination" and Tenant's determination of the Fair Market Rent is referred to as "Tenant's Determination"). If Owner shall fail or refuse to give such Rent Notice as aforesaid, Owner's Determination shall be deemed to be equal to the Fixed Annual Rent then payable by Tenant on the Expiration Date, and if Tenant shall fail or refuse to give such Rent Notice as aforesaid, Tenant's Determination shall be deemed to be equal to the Fixed Annual Rent then payable by Tenant on the Expiration Date. If neither Owner nor Tenant shall deliver a Rent Notice as aforesaid, the Fair Market Rent shall be deemed to be equal to the Fixed Annual Rent then payable by Tenant on the Expiration Date.

              (ii) If Owner's Determination and Tenant's Determination are not equal and Tenant's Determination is lower than Owner's Determination, and either Determination exceeds an amount equal to the Fixed Annual Rent then payable by Tenant on the Expiration Date, Owner and Tenant shall attempt to agree upon the Fair Market Rent. If Tenant's Determination is higher than Owner's Determination, the Fixed Annual Rent for the applicable Renewal Term shall be equal to Owner's Determination. If Owner and Tenant shall mutually agree upon the determination (the "Mutual Determination") of the Fair Market Rent, their determination shall be the Fixed Annual Rent for the Renewal Term, and shall be final and binding upon the parties. If Owner and Tenant shall be unable to reach a Mutual Determination within ten (10) days after delivery of both Determinations to each party, Owner and Tenant shall jointly select an independent real estate appraiser (the "Appraiser") whose fee shall be borne equally by Owner and Tenant. In the event that Owner and Tenant shall be unable to jointly agree on the designation of the Appraiser within five (5) days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association, or any successor organization to designate the Appraiser in accordance with the rules, regulations and/or procedures then obtaining of the American Arbitration Association or any successor organization.

              (iii) The Appraiser shall conduct such heatings and investigations as he may deem appropriate and shall, within thirty
          (30) days after the date of designation of the Appraiser, choose either Owner's or Tenant's Determination and such choice by the Appraiser shall be conclusive and binding upon Owner and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Article 62. The Appraiser appointed pursuant to this Article 62 shall be an independent real estate appraiser with at least ten (10) years experience in leasing and valuation of properties which are similar in character to the Building, and a member of the American Institute of Appraisers of the National Association of Real Estate Boards and a member of the Society of Real Estate Appraisers. The Appraiser shall not have the power to add to, modify or change any of the provisions of this Lease.

              (iv) It is expressly understood that in connection with any determination of the Fair Market Rent pursuant to this Article 62, the following criteria shall be considered, among other things, in the determination:

     RIDER ANNEXED TO AND FORMING PART OF LEASE DATED______, 1999, BETWEEN STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK

                         (A) the fact that the Base Tax Year provided herein
                    shall not change for the purpose of calculating the Tax Payment payable pursuant to this Lease;

                         (B) the fact that Tenant shall have no further right to
                    renew this Lease except as set forth herein;

                         (C) the fact that Owner shall not obligated to perform
                    any work in the Demised Premises to prepare the same for Tenant's occupancy;

                         (D) the fact that Tenant shall not be entitled to any
                    free rent or other similar credit against the Fixed Annual Rent; and

                         (E) whether or not Owner is or is not obligated to pay
                    a brokerage commission with respect to the applicable Renewal Term.

              After a determination has been made of the Rental Value for the applicable Renewal Term, the parties shall execute and deliver to each other an instrument setting forth the Fixed Annual Rent for the applicable Renewal Term as hereinabove determined.

              63. Owner's Interests.
                  -----------------

                  Owner represents and warrants to Tenant that as of the date hereof, (i) Owner is authorized to execute this Lease, (ii) no consent of any third party (other than any governmental authority, as applicable) is required in connection with any of Tenant's rights under this Lease, including, without limitation, Tenant's right to make alterations, install and maintain signage, assign this Lease or sublet the Demised Premises, and
     (iii) fee title to the Building of which the demised premises forms a part is held by the New York City Industrial Development Authority (the "IDA") pursuant to a financing arrangement with the IDA, upon repayment of certain moneys borrowed by Owner from the IDA, title will revert back to Owner. Owner agrees to hold Tenant harmless and indemnify Tenant for any loss, costs or expenses incurred by Tenant as a result of the failure of such representation and warranty to be true.

              64. Subordination.
                  -------------

                  This Lease is subject and subordinate to that certain mortgage between the New York City Industrial Development Agency and the United States Trust Company of New York. Owner's right and privilege to subordinate this Lease is conditioned upon Owner procuring from any such mortgagee a written agreement (hereinafter referred to as a "Non-Disturbance Agreement"), which shall be delivered to Tenant, providing in substance that (i) so long as Tenant substantially performs the obligations imposed upon tenant hereunder with the applicable notice or cure period, its tenancy will not be disturbed, nor its rights under this Lease affected by, any default under such mortgage nor shall tenant be named as a defendant in any foreclosure proceeding, (ii) any such mortgagee or purchaser of Owner's interest through foreclosure sale or deed in lieu thereof shall permit any insurance proceeds or condemnation award to be used as provided under applicable sections hereof and in the event of any foreclosure under any such mortgage or deed of trust, or a granting of a deed in lieu thereof, shall otherwise assume the obligations of Owner under this Lease and (iii) that the Non-Disturbance Agreement shall be binding upon and inure to the benefit of the successors or assigns of the parties thereto. Owner shall use Owner's best efforts to obtain a Non-Disturbance Agreement from the current mortgagees, if any.

              65. It is expressly agreed and understood that neither Owner nor Tenant shall be liable or responsible to the other for any consequential damages, including but not limited to, loss of business which Tenant or Owner may sustain or incur as a result of an interruption of services being supplied to the Building or any default by Owner or Tenant under the Lease.

     RIDER ANNEXED TO AND FORMING PART OF LEASE DATED       , 1999, BETWEEN
     STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


          IN WITNESS WHEREOF, Owner and Tenant have respectively executed this Lease as of the day and year first above written.

                                       STANDARD MOTOR PRODUCTS, INC.,
                                       as Owner


                                       By:/s/ David Kerner
                                          ----------------------------
                                          Name: DAVID KERNER
                                          Title: TREASURER

                                       COMMUNITY NETWORKS, INC., as Tenant

                                       By:/s/ Scott M. Matukas
                                          ----------------------------
                                          Name: SCOTT M. MATUKAS
                                          Title: VP HR & ADMIN

     RIDER ANNEXED TO AND FORMING PART OF LEASE DATED       , 1999, BETWEEN
     STANDARD MOTOR PRODUCTS, INC., AS OWNER, AND COMMUNITY NETWORKS, INC., AS TENANT, COVERING A PORTION OF THE SECOND FLOOR IN THE BUILDING AT 37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK


                                   SCHEDULE B

                           Owner's Work/Base Building

     .    Provide tie-ins to the Building fire and life safety systems

     . Provide main sprinkler loop outside the demised premises, Tenant, at Tenant's expense, will provide a pre-action valve system.

     .    Isolate HVAC system servicing demised space from other systems.

     . Provide pad space for Tenant's diesel emergency generator and day tank and access to same from rear platform.

     . Provide access way for an electrical conduit from generator to Tenant's ATS switch located at the Tenant's service breaker as designated by the Owner.

     . Provide demising partitions and access ways in accordance with all codes having jurisdiction (to be defined further subject to architectural plans).

     .    Provide all interior demo (Tenant to provide a Demolition Plan).

     . Provide the right and access to install horizontal and vertical conduit for fiber optics, subject to Owner's approval, which shall not be unreasonably withheld.

     .    Provide one ADA compliant lavatory.

     .    Deliver premises in broom cleaning condition.

                                   EXHIBIT A
                                   ---------



                                   [GRAPHIC]

                                  FLOOR PLAN

                                   [GRAPHIC]

                           CERTIFICATE OF OCCUPANCY

                                   [GRAPHIC]

                                  FLOOR PLAN

                                   [GRAPHIC]

                                  FLOOR PLAN

                                   [GRAPHIC]

                                  FLOOR PLAN